Segment Information	12 Months Ended
Dec. 31, 2020
Segment Information
Segment Information

12.  Segment Information

Prior to the second quarter of fiscal year 2020, the Company operated its business and reported its results through a single reportable segment. As a result of the acquisition of SBTech on April 23, 2020, the Company began to operate its business and report its results through two operating and reportable segments: B2C and B2B, in accordance with ASC Topic 280, Segment Reporting. The B2C segment is comprised of the Old DK business and the B2B segment is comprised of SBTech in its entirety. The B2C segment primarily provides users with DFS, Sportsbook and iGaming products while the B2B segment is involved in the design, development and licensing of sports betting and casino gaming software for its sportsbook and casino gaming products.

Operating segments are components of the Company for which separate discrete financial information is available to and evaluated regularly by the chief operating decision maker (“CODM”), who is the Company’s Chief Executive Officer, in making decisions regarding resource allocation and assessing performance. The CODM assesses a combination of metrics such as revenue and Adjusted EBITDA to evaluate the performance of each operating and reportable segment.

Any intercompany revenues or expenses are eliminated in consolidation. All of the Company’s operating revenues and expenses, other than those excluded from Adjusted EBITDA as detailed below, are allocated to the Company’s reportable segments. We define and calculate Adjusted EBITDA as net loss before the impact of interest income or expense, income tax expense and depreciation and amortization, and further adjusted for the following items: stock-based compensation, transaction-related costs, litigation, settlement and related costs and certain other non-recurring, non-cash and non-core items, as described in the reconciliation below.

A measure of segment assets and liabilities has not been currently provided to the Company’s CODM and therefore is not shown below. Summarized financial information for the Company’s segments is shown in the following tables:

	Year ended December 31,
	2020	2019	2018
Revenue:
B2C	$538,903	$323,410	$226,277
B2B	75,629	—	—
Total revenue	614,532	323,410	226,277

Adjusted EBITDA:
B2C	(393,461)	(98,640)	(58,850)
B2B	1,542	—	—
Total adjusted EBITDA	(391,919)	(98,640)	(58,850)
Adjusted for:
Depreciation and amortization	77,410	13,636	7,499
Interest expense (income), net	1,070	(1,348)	(666)
Income tax (benefit) provision	(622)	58	105
Stock-based compensation	325,038	17,613	7,210
Transaction-related costs	36,406	10,472	—
Litigation, settlement and related costs	6,839	3,695	3,222
Other non-recurring costs and special project costs	5,644	2,489	—
Other non-operating costs	566	(2,521)	—
Net Loss attributable to common shareholders	$(844,270)	$(142,734)	$(76,220)

Due to the timing of the Business Combination, the year ended December 31, 2020 reflects B2B/SBTech activity beginning April 24, 2020 and the year ended December 31, 2019 does not reflect B2B/SBTech activity.